Wejo Group Limited 2021 Equity Incentive Plan Temporary Retainer Program Share Award Agreement This Temporary Retainer Program Share Award Agreement (this “Agreement”) is made by and between Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company”) and [●] (the “Participant”), effective as of [●] (the “Date of Grant”). RECITALS WHEREAS, the Company has adopted the Wejo Group Limited 2021 Equity Incentive Plan (as may be further amended, amended and restated or modified from time to time (the “Plan”), which is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Plan; WHEREAS, on October 14, 2022, the Board of Directors of the Company authorized and approved the payment of the Participant’s quarterly cash fees in fully vested Common Shares for a period of four quarters, commencing with fees in respect of the quarter ended September 30, 2022 and ending with fees in respect of the quarter ended June 30, 2023 on the terms and conditions set forth in the Plan and this Agreement (the “Temporary Retainer Program”); WHEREAS, for the quarter[s] ended [●], the Participant earned $[●] in cash fees, which entitled the Participant to [●] fully vested Common Shares (the “Vested Shares”) based on the closing price of the Common Shares as quoted on the NASDAQ Stock Market LLC on the first full trading day after the release of the Company’s earnings results for such quarter[s] as provided under the Temporary Retainer Program; NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows: 1. Grant of Award. The Company hereby grants to the Participant, effective as of the Date of Grant, [●] Vested Shares, on the terms and conditions set forth in the Temporary Retainer Program, the Plan and this Agreement. 2. Vesting and Forfeiture. One-hundred percent (100%) Vested Shares shall be fully vested as of the Date of Grant. 3. Payment. (a) Settlement. The Company shall deliver to the Participant within thirty (30) days following the Grant Date, a number of Common Shares equal to the aggregate number of Vested Shares. The Company may deliver such shares either through book entry accounts held by, or in the name of, the Participant or cause to be issued

2 a certificate or certificates representing the number of shares to be issued in respect of the Vested Shares, registered in the name of the Participant. (b) Taxes. Participant shall be solely responsible for the payment and withholding of all income, payroll and other taxes attributable to Participant under this Agreement and shall hold the Company and related parties harmless for any tax liability. Participant shall timely remit all taxes to the Internal Revenue Service and any other required governmental agencies. The Company shall have the right to deduct or withhold from any Common Shares deliverable under this Agreement, or in its discretion to require the Participant to remit to the Company, amounts necessary to satisfy all federal, state and local taxes required to be withheld in connection with the granting of the Vested Shares. 4. Non-Disclosure and Non-Use of the Company’s Trade Secrets or Confidential Information. (a) At all times during and following Participant’s Service, Participant agrees that he or she will not, either directly or indirectly, and Participant will not permit any Covered Entity which is Controlled by Participant to, either directly or indirectly, (i) divulge, use, disclose (in any way or in any manner, including by posting on the Internet), reproduce, distribute, or reverse engineer or otherwise provide the Company’s Trade Secrets or Confidential Information to any person, firm, corporation, reporter, author, producer or similar person or entity; (ii) take any action that would make available Trade Secrets or Confidential Information to the general public in any form; (iii) take any action that uses Trade Secrets or Confidential Information to solicit any client or prospective client of the Company; or (iv) take any action that uses Trade Secrets or Confidential Information for solicitation or marketing for any service or product or on Participant’s behalf or on behalf of any entity other than the Company with which Participant may become associated, except (1) as required in connection with the performance of such Participant’s duties to the Company, (2) as required to be included in any report, statement or testimony requested by any municipal, state or national regulatory body having jurisdiction over Participant or any Covered Entity which is Controlled by Participant, (3) as required in response to any summons or subpoena or in connection with any litigation, (4) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to Participant or any Covered Entity which is Controlled by Participant, (5) as required in connection with an audit by any taxing authority, or (6) as permitted by the express written consent of the Board. In the event that Participant or any such Covered Entity which is Controlled by Participant is required to disclose Trade Secrets or Confidential Information pursuant to the foregoing exceptions, Participant shall promptly notify the Company of such pending disclosure and assist the Company (at the Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Trade Secrets or Confidential Information. If the Company does not obtain such relief after a period that is reasonable under the circumstances, Participant (or such Covered Entity) may

3 disclose that portion of the Trade Secrets or Confidential Information which counsel to such party advises such party that they are legally compelled to disclose. In such cases, Participant shall promptly provide the Company with a copy of the Trade Secrets or Confidential Information so disclosed. This provision applies without limitation to unauthorized use of Trade Secrets or Confidential Information in any medium, writings of any kind containing such information or materials, including books, and articles, blogs, websites, or writings of any other kind, or film, videotape, or audiotape. (b) Notwithstanding Participant’s confidentiality obligations set forth in this Section 4, Participant understands that, pursuant to the Defend Trade Secrets Act of 2016, Participant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that: (i) is made (x) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (y) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Participant understands that in the event it is determined that disclosure of the Trade Secrets of the Company or any of its Subsidiaries or Affiliates was not done in good faith pursuant to the above, Participant shall be subject to substantial damages under federal criminal and civil law, including punitive damages and attorneys’ fees. (c) Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall limit or interfere with Participant’s right, without notice to or authorization of the Company, to communicate and cooperate in good faith with a Government Agency for the purpose of (i) reporting a possible violation of any U.S. federal, state, or local law or regulation, (ii) participating in any investigation or proceeding that may be conducted or managed by any Government Agency, including by providing documents or other information, or (iii) filing a charge or complaint with a Government Agency. For purposes of this Agreement, “Government Agency” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or any other federal, state or local governmental agency or commission. 5. Enforcement; Remedies. Participant acknowledges that Participant’s expertise in the Business is of a special and unique character which gives this expertise a particular value, and that a breach of Section 4 by Participant will cause serious and potentially irreparable harm to the Company. Participant therefore acknowledges that a breach of Section 4 by Participant cannot be adequately compensated in an action for damages at law, and equitable relief would be necessary to protect the Company from a violation of this Agreement and from the harm which this Agreement is intended to prevent. By reason thereof, Participant acknowledges that the Company is entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement.

4 Participant acknowledges, however, that no specification in this Agreement of a specific legal or equitable remedy may be construed as a waiver of or prohibition against the Company pursuing other legal or equitable remedies in the event of a breach of this Agreement by Participant. For purposes of Section 4, “Company” shall specifically include the Company and its direct and indirect parent entities, subsidiaries, successors and assigns. 6. Definitions. (a) “Confidential Information” means any data or information, without regard to form, other than Trade Secrets, that is valuable to the Company and is not generally known by the public. To the extent consistent with the foregoing, Trade Secrets or Confidential Information includes, but is not limited to: (i) the names, addresses, phone numbers, accounts, financial information, and other information concerning patients, referral sources, payors (employers, managed care organizations, workers compensation insurers, and other types of payors) and other clients of the Company; (ii) non-public information and materials describing or relating to the Company’s business or financial affairs, including but not limited to financial and/or investment performance information, personnel matters, products, operating procedures, organizational responsibilities, marketing matters, or policies or procedures of the Company; or (iii) information and materials describing the Company’s existing or new products and services, including analytical data and techniques, and product, service or marketing concepts under development at or for the Company, and the status of such development. Trade Secrets or Confidential Information does not include information that, other than as a result of a breach by Participant of this Agreement, (x) is or becomes generally known within the relevant industry, or (y) is or becomes known to Participant other than through Participant’s work for the Company, or (z) is or becomes generally available to the public. (b) “Covered Entity” means every Affiliate of Participant, and every business, association, trust, corporation, partnership, limited liability company, proprietorship or other entity in which Participant has an investment (whether through debt or equity securities), or maintains any capital contribution or made any outstanding advances to, or in which any Affiliate of Participant has an ownership interest or profit sharing percentage, or a firm from which Participant or any Affiliate of Participant receives or is entitled to receive income, compensation or consulting fees in which Participant or any Affiliate of Participant has an interest as a lender (other than solely as a trade creditor for the sale of goods or provision of services that do not otherwise violate the provisions of this Agreement). The agreements of Participant contained herein specifically apply to each entity which is presently a Covered Entity (so long as it remains a Covered Entity) or which becomes a Covered Entity subsequent to the date of this Agreement. (c) “Trade Secrets” means information, without regard to form, including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, a prototype, financial data, financial plans, product plans, or a list of actual or potential

5 customers or suppliers which is not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information or data described above that the Company obtains from another party and that the Company treats as proprietary or designates as a Trade Secrets, whether or not owned or developed by the Company. 7. Participant Representations. The Participant acknowledges, represents and warrants that: (a) the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and the Company is relying in part on the Participant’s representations set forth in this Section 7; (b) if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Common Shares must be held indefinitely by the Participant unless an exemption from the registration requirements of the Securities Act is available for the resale of such Shares or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such Common Shares and the Company is under no obligation to register the resale of the Common Shares (or to file a “re-offer prospectus”); (c) if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Participant understands that the exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the Common Shares, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the Common Shares may be made only in limited amounts in accordance with such terms and conditions; and (d) the Participant is either (i) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as amended from time to time or (ii) not an accredited investor, and has (or, in the case of a trust, the trustee has), by him or herself or through a “purchaser representative” within the meaning of Rule 501(i) under Regulation D of the Securities Act, such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his, her or its investment in the Common Shares, and the Participant is capable of bearing the economic risks of such investment and is able to bear the complete loss of his, her or its investment in the Common Shares. 8. Miscellaneous Provisions

6 (a) Rights of a Shareholder. From and after the date of delivery of the Common Shares, the Participant shall have, with respect to the Vested Shares, all of the rights of a holder of Common Shares. (b) Transfer Restrictions. The Common Shares delivered hereunder will be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, NASDAQ or any stock exchange upon which such shares are listed, any applicable federal or state laws and any agreement with, or policy of, the Company or the Committee to which the Participant is a party or subject, and the Committee may cause orders or designations to be placed upon the books and records of the Company’s transfer agent to make appropriate reference to such restrictions. (c) Clawback Policy. The Participant acknowledges that the Participant is subject to the provisions of Section 12 (Forfeiture Events) and Section 14.6 (Trading Policy and Other Restrictions) of the Plan and any compensation recovery, “clawback” or similar policy adopted by the Company from time to time and/or made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection and Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed. (d) General Forfeiture Provisions. Any reduction, cancellation, forfeiture, or recoupment from the Participant of any Common Shares issued to the Participant in connection with an Award hereunder (each such occurrence, a “Forfeiture”) shall take effect as a purchase of such Common Shares by the Company as a matter of Bermuda law and shall occur in accordance with the following: (i) Upon the occurrence of a Forfeiture (such date, the “Forfeiture Date”), the Participant will be deemed to have sold and transferred to the Company, and the Company will be deemed to have purchased from the Participant, each Common Share subject to Forfeiture at a purchase price per Common Share equal to the par value of such Common Share (each such occurrence, a “Forfeiture Sale”). (ii) The Participant hereby, without any further action, confirmation, or acknowledgment required from the Participant and effective automatically upon the occurrence of any Forfeiture Sale: contributes all of the consideration that would otherwise be due and payable to it pursuant to any Forfeiture Sale (“Sale Consideration”) to the Company as a contribution to the Company’s contributed surplus account (which, for greater certainty, will not result in the Company issuing any consideration (including Common Shares or securities convertible into Common Shares) or incurring repayment obligations of any kind in connection with such contribution);

7 directs the Company to apply such Sale Consideration directly to its contributed surplus account without paying any amounts to such Participant in connection with the applicable Forfeiture Sale; and acknowledges and agrees that by applying such Sale Consideration directly to its contributed surplus account in accordance with the direction in this Section 8, the Company will have complied with its obligations to pay such Participant the Sale Consideration due under the applicable Forfeiture Sale. (iii) Promptly following the Forfeiture Date, the Company shall deliver written notice to the Participant detailing the number of Common Shares purchased by the Company under the applicable Forfeiture Sale and the aggregate Sale Consideration applied to the Company’s contributed surplus account in connection therewith and such written notice, absent any manifest error, will be prima facie evidence of the Forfeiture Sale. (iv) The Participant and the Company intend this Agreement to function as an instrument of transfer for the purposes of Bermuda law effectuating and implementing the transfer to the Company of any Common Share purchased by the Company pursuant to a Forfeiture Sale without any further action required by the Participant at the time of any Forfeiture Sale. The Participant by executing this Agreement hereby appoints the Company and any of its officers and directors, with full power of substitution, as the Participant’s true and lawful attorney-in-fact, to execute, acknowledge, verify, swear to, deliver, record and file, in the Participant’s name, place and stead, all instruments, documents (including share transfer forms) and certificates that may from time to time be required to effectuate and implement the transfer of any Common Shares to the Company pursuant to a Forfeiture Sale. To the fullest extent permitted by law, this power of attorney is coupled with an interest, is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the Participant. (e) Adjustments. In the event of any change with respect to the outstanding Common Shares contemplated by Section 4.5 of the Plan prior to delivery, the Vested Shares may be adjusted in accordance with Section 4.5 of the Plan. (f) No Right to Continued Service. Nothing in this Agreement or the Plan confers upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause. (g) Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s executor, personal representative(s), distributees,

8 administrator, permitted transferees, permitted assignees, beneficiaries, and legatee(s), as applicable, whether or not any such person will have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof. (h) Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable. (i) Amendment. Except as otherwise provided in the Plan, this Agreement will not be amended unless the amendment is agreed to in writing by both the Participant and the Company. (j) Choice of Law; Jurisdiction. This Agreement and all claims, causes of action or proceedings (whether in contract, in tort, at law or otherwise) that may be based upon, arise out of or relate to this Agreement will be governed by the internal laws of the State of Delaware, excluding any conflicts or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. (k) Signature in Counterparts. This Agreement may be signed in counterparts, manually or electronically, each of which will be an original, with the same effect as if the signatures to each were upon the same instrument. (l) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. (m) Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions of the Plan and this Agreement, and accepts the Vested Shares subject to all of the terms and conditions of the Plan and this Agreement. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable term and provision of the Plan will govern and prevail.

[Signature Page – Temporary Retainer Program Share Award Agreement] IN WITNESS WHEREOF, the Company and the Participant have executed this Temporary Retainer Program Share Award Agreement as of the dates set forth below. PARTICIPANT WEJO GROUP LIMITED _________________________________ By: ______________________________ Date:_____________________________ Date: _____________________________

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